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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              September 27, 1999
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         0-25131                                      91-1718107
   (Commission File No.)                 (IRS Employer Identification Number)


                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
----------------------

     On September 27, 1999, InfoSpace.com, Inc. ("InfoSpace.com") announced that it has reached a definitive agreement to acquire Union-Street.com, Inc., a Washington corporation.

     A copy of the press release is attached at Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Exhibits
------------------

     (c)  Exhibits

          99.1 Press Release dated September 27, 1999, regarding InfoSpace.com's announcement of the acquisition of Union-Street.com, Inc., a Washington corporation.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 1999                 INFOSPACE.COM, INC.

                                       By:  /s/ Ellen B. Alben
                                            --------------------------------
                                            Senior Vice President, Legal and
                                            Business Affairs and Secretary

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                               INDEX TO EXHIBITS


   Exhibit
   Number      Description
   ------      -----------

    99.1 Press Release dated September 27, 1999, regarding InfoSpace.com's announcement of the acquisition of Union-Street.com, Inc., a Washington corporation.